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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1
(File No. 333-      ) of our report dated March 4, 1998, on our audits of the
financial statements and financial statement schedule of Universal Hospital Services, Inc. We also consent to the reference to our firm under the caption "Experts".

                                                        COOPERS & LYBRAND L.L.P.

Minneapolis, Minnesota
April 8, 1998